AMENDMENT NO. 3 TO THE
DISTRIBUTION AGREEMENT

This Amendment No. 3 to the Distribution Agreement is entered into as of October 9, 2026 (this “Amendment”), by and between Corgi ETF Trust I, a Delaware statutory trust (the “Trust”), on behalf of each of its series listed on Exhibit A hereto, effective with respect to each such series upon the commencement of operations of such series (each, a “Fund” and collectively, the “Funds”), and Paralel Distributors LLC, a Delaware limited liability company (the “Distributor”).

WHEREAS, the Trust and the Distributor entered into that certain Distribution Agreement, dated as of October 21, 2025, as amended (the “Agreement”); and

WHEREAS, the Trust and the Distributor desire to amend the Agreement to update Exhibit A thereto to reflect the addition of certain new Funds, which shall become subject to the Agreement upon the commencement of operations of each such Fund.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

1.	Definitions. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.
2.	Amendment. Effective as of the date of this Amendment, Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto. Each Fund listed on Exhibit A attached hereto shall become subject to the Agreement upon the commencement of operations of such Fund.
3.	Miscellaneous. Except as expressly amended hereby, the Agreement shall remain in full force and effect. Nothing contained herein shall be construed as a waiver or modification of any existing rights or obligations under the Agreement, except as expressly modified hereby. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

[Signature page follows]

1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first written above.

CORGI ETF TRUST I
A Delaware statutory trust

By:	/s/ Isaac Hargett
Name:	Isaac Hargett
Title:	President, Corgi Strategies, LLC

PARALEL DISTRIBUTORS LLC
A Delaware limited liability company

By:	/s/ Bradley Swenson
Name:	Bradley Swenson
Title:	President

2

EXHIBIT A
Funds

Each Fund listed below shall become subject to the Agreement upon the commencement of operations of such Fund.

1.	Founder-Led ETF
2.	Founder-Led 2x Daily ETF
3.	Corgi Mag 7 ETF
4.	Corgi Bay Area Based ETF
5.	Corgi NYC Based ETF
6.	Corgi Aerospace & Commercial Aviation ETF
7.	Corgi AI Cybersecurity ETF
8.	Corgi Battery Energy Storage Systems ETF
9.	Corgi Beauty, Skincare & Aesthetics ETF
10.	Corgi Coffee & Energy Drinks ETF
11.	Corgi Crypto Infrastructure ETF
12.	Corgi Data & Surveillance ETF
13.	Corgi Genomics & Precision Medicine ETF
14.	Corgi High Voltage Grid Equipment ETF
15.	Corgi Lifestyle Brands ETF
16.	Corgi Longevity Consumer ETF
17.	Corgi Natural Gas Power & Turbines ETF
18.	Corgi Ports, Rail & Freight ETF
19.	Corgi Quantum Computing ETF
20.	Corgi Robots & Humanoids ETF
21.	Corgi Shipping & Global Logistics ETF
22.	Corgi Sports Betting & Gambling ETF
23.	Corgi Travel & Leisure ETF
24.	Corgi U.S. War Machine ETF
25.	Corgi Buy Now Pay Later ETF
26.	Corgi Space & Satellite Communications ETF
27.	Corgi Digital Banking & Fintech Infrastructure ETF
28.	Corgi Lithography & Semiconductor Photonics ETF
29.	Corgi Drones & Urban Air Mobility ETF
30.	Corgi IP Licensing & Royalties ETF
31.	Corgi All World 2x Daily ETF
32.	Corgi Brazil 2x Daily ETF
33.	Corgi China 2x Daily ETF
34.	Corgi Chinese Internet 2x Daily ETF
35.	Corgi Emerging Markets 2x Daily ETF
36.	Corgi Europe Equities 2x Daily ETF
37.	Corgi Ex-U.S. Equities 2x Daily ETF
38.	Corgi Gold 2x Daily ETF
39.	Corgi India 2x Daily ETF
40.	Corgi U.S. Large-Cap 2x Daily ETF
41.	Corgi U.S. Mega-Cap Growth 2x Daily ETF
42.	Corgi U.S. Mid-Cap 2x Daily ETF

Exhibit A - 1

43.	Corgi Platinum 2x Daily ETF
44.	Corgi Silver 2x Daily ETF
45.	Corgi U.S. Small-Cap 2x Daily ETF
46.	Corgi South Korea 2x Daily ETF
47.	Corgi Taiwan 2x Daily ETF
48.	Corgi Total U.S. Market 2x Daily ETF
49.	Corgi U.S. Biotech 2x Daily ETF
50.	Corgi U.S. Consumer Discretionary 2x Daily ETF
51.	Corgi U.S. Consumer Staples 2x Daily ETF
52.	Corgi U.S. Energy 2x Daily ETF
53.	Corgi U.S. Financials 2x Daily ETF
54.	Corgi U.S. Growth 2x Daily ETF
55.	Corgi U.S. Healthcare 2x Daily ETF
56.	Corgi U.S. Industrials 2x Daily ETF
57.	Corgi U.S. Infrastructure 2x Daily ETF
58.	Corgi U.S. Materials 2x Daily ETF
59.	Corgi U.S. Micro-Cap 2x Daily ETF
60.	Corgi U.S. Real Estate 2x Daily ETF
61.	Corgi U.S. Regional Banks 2x Daily ETF
62.	Corgi U.S. Semiconductors 2x Daily ETF
63.	Corgi U.S. Technology 2x Daily ETF
64.	Corgi U.S. Utilities 2x Daily ETF
65.	Corgi Copper 2x Daily ETF
66.	Corgi All Commodities 2x Daily ETF
67.	Corgi Oil 2x Daily ETF
68.	Corgi Natural Gas 2x Daily ETF
69.	Corgi Uranium 2x Daily ETF
70.	Corgi Palladium 2x Daily ETF
71.	Corgi AGIX 2x Daily ETF
72.	Corgi Aerospace & Commercial Aviation 2x Daily ETF
73.	Corgi AI Cybersecurity 2x Daily ETF
74.	Corgi Battery Energy Storage Systems 2x Daily ETF
75.	Corgi Bay Area Based 2x Daily ETF
76.	Corgi Beauty, Skincare & Aesthetics 2x Daily ETF
77.	Corgi Coffee & Energy Drinks 2x Daily ETF
78.	Corgi Crypto Infrastructure 2x Daily ETF
79.	Corgi Data & Surveillance 2x Daily ETF
80.	Corgi Genomics & Precision Medicine 2x Daily ETF
81.	Corgi High Voltage Grid Equipment 2x Daily ETF
82.	Corgi Lifestyle Brands 2x Daily ETF
83.	Corgi Longevity Consumer 2x Daily ETF
84.	Corgi Natural Gas Power & Turbines 2x Daily ETF
85.	Corgi NYC Based 2x Daily ETF
86.	Corgi Ports, Rail & Freight 2x Daily ETF
87.	Corgi Quantum Computing 2x Daily ETF
88.	Corgi Robots & Humanoids 2x Daily ETF
89.	Corgi Shipping & Global Logistics 2x Daily ETF
90.	Corgi Sports Betting & Gambling 2x Daily ETF

Exhibit A - 2

91.	Corgi Travel & Leisure 2x Daily ETF
92.	Corgi U.S. War Machine 2x Daily ETF
93.	Corgi Buy Now Pay Later 2x Daily ETF
94.	Corgi Space & Satellite Communications 2x Daily ETF
95.	Corgi Mag 7 2x Daily ETF
96.	Corgi IP Licensing & Royalties 2x Daily ETF
97.	Corgi Drones & Urban Air Mobility 2x Daily ETF
98.	Corgi Lithography & Semiconductor Photonics 2x Daily ETF
99.	Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF
100.	Corgi Growth & Technology 15% Structured Buffer ETF - May Series
101.	Corgi U.S. Equities 10% Structured Buffer ETF - May Series
102.	Corgi U.S. Equities 15% Structured Buffer ETF - May Series
103.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series
104.	Corgi International Developed Equities 15% Structured Buffer ETF - May Series
105.	Corgi Growth & Technology 10% Structured Buffer ETF - May Series
106.	Corgi U.S. Equities 100% Structured Buffer ETF - May Series
107.	Corgi U.S. Equities 30% Structured Buffer ETF - May Series
108.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - May Series
109.	Corgi Growth & Technology 15% Structured Buffer ETF - August Series
110.	Corgi Growth & Technology 15% Structured Buffer ETF - July Series
111.	Corgi Growth & Technology 15% Structured Buffer ETF - June Series
112.	Corgi U.S. Equities 10% Structured Buffer ETF - August Series
113.	Corgi U.S. Equities 10% Structured Buffer ETF - July Series
114.	Corgi U.S. Equities 10% Structured Buffer ETF - June Series
115.	Corgi U.S. Equities 15% Structured Buffer ETF - August Series
116.	Corgi U.S. Equities 15% Structured Buffer ETF - July Series
117.	Corgi U.S. Equities 15% Structured Buffer ETF - June Series
118.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - June Series
119.	Corgi International Developed Equities 15% Structured Buffer ETF - June Series
120.	Corgi Growth & Technology 10% Structured Buffer ETF - August Series
121.	Corgi Growth & Technology 10% Structured Buffer ETF - July Series
122.	Corgi Growth & Technology 10% Structured Buffer ETF - June Series
123.	Corgi U.S. Equities 100% Structured Buffer ETF - June Series
124.	Corgi U.S. Equities 30% Structured Buffer ETF - June Series
125.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - June Series
126.	Corgi Growth & Technology 10% Structured Buffer ETF - April Series
127.	Corgi Growth & Technology 10% Structured Buffer ETF - December Series
128.	Corgi Growth & Technology 10% Structured Buffer ETF - February Series
129.	Corgi Growth & Technology 10% Structured Buffer ETF - January Series
130.	Corgi Growth & Technology 10% Structured Buffer ETF - March Series
131.	Corgi Growth & Technology 10% Structured Buffer ETF - November Series
132.	Corgi Growth & Technology 10% Structured Buffer ETF - October Series
133.	Corgi Growth & Technology 10% Structured Buffer ETF - September Series
134.	Corgi Growth & Technology 15% Structured Buffer ETF - April Series
135.	Corgi Growth & Technology 15% Structured Buffer ETF - December Series
136.	Corgi Growth & Technology 15% Structured Buffer ETF - February Series
137.	Corgi Growth & Technology 15% Structured Buffer ETF - January Series
138.	Corgi Growth & Technology 15% Structured Buffer ETF - March Series

Exhibit A - 3

139.	Corgi Growth & Technology 15% Structured Buffer ETF - November Series
140.	Corgi Growth & Technology 15% Structured Buffer ETF - October Series
141.	Corgi Growth & Technology 15% Structured Buffer ETF - September Series
142.	Corgi U.S. Equities 10% Structured Buffer ETF - April Series
143.	Corgi U.S. Equities 10% Structured Buffer ETF - December Series
144.	Corgi U.S. Equities 10% Structured Buffer ETF - February Series
145.	Corgi U.S. Equities 10% Structured Buffer ETF - January Series
146.	Corgi U.S. Equities 10% Structured Buffer ETF - March Series
147.	Corgi U.S. Equities 10% Structured Buffer ETF - November Series
148.	Corgi U.S. Equities 10% Structured Buffer ETF - October Series
149.	Corgi U.S. Equities 10% Structured Buffer ETF - September Series
150.	Corgi U.S. Equities 15% Structured Buffer ETF - April Series
151.	Corgi U.S. Equities 15% Structured Buffer ETF - December Series
152.	Corgi U.S. Equities 15% Structured Buffer ETF - February Series
153.	Corgi U.S. Equities 15% Structured Buffer ETF - January Series
154.	Corgi U.S. Equities 15% Structured Buffer ETF - March Series
155.	Corgi U.S. Equities 15% Structured Buffer ETF - November Series
156.	Corgi U.S. Equities 15% Structured Buffer ETF - October Series
157.	Corgi U.S. Equities 15% Structured Buffer ETF - September Series
158.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - August Series
159.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - July Series
160.	Corgi International Developed Equities 15% Structured Buffer ETF - August Series
161.	Corgi International Developed Equities 15% Structured Buffer ETF - July Series
162.	Corgi U.S. Equities 100% Structured Buffer ETF - August Series
163.	Corgi U.S. Equities 100% Structured Buffer ETF - July Series
164.	Corgi U.S. Equities 30% Structured Buffer ETF - August Series
165.	Corgi U.S. Equities 30% Structured Buffer ETF - July Series
166.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - August Series
167.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - July Series
168.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - April Series
169.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - December Series
170.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - February Series
171.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - January Series
172.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - March Series
173.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - November Series
174.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - October Series
175.	Corgi Emerging Markets Equities 15% Structured Buffer ETF - September Series
176.	Corgi International Developed Equities 15% Structured Buffer ETF - April Series
177.	Corgi International Developed Equities 15% Structured Buffer ETF - December Series
178.	Corgi International Developed Equities 15% Structured Buffer ETF - February Series
179.	Corgi International Developed Equities 15% Structured Buffer ETF - January Series
180.	Corgi International Developed Equities 15% Structured Buffer ETF - March Series
181.	Corgi International Developed Equities 15% Structured Buffer ETF - November Series
182.	Corgi International Developed Equities 15% Structured Buffer ETF - October Series
183.	Corgi International Developed Equities 15% Structured Buffer ETF - September Series
184.	Corgi U.S. Equities 100% Structured Buffer ETF - April Series
185.	Corgi U.S. Equities 100% Structured Buffer ETF - December Series
186.	Corgi U.S. Equities 100% Structured Buffer ETF - February Series

Exhibit A - 4

187.	Corgi U.S. Equities 100% Structured Buffer ETF - January Series
188.	Corgi U.S. Equities 100% Structured Buffer ETF - March Series
189.	Corgi U.S. Equities 100% Structured Buffer ETF - November Series
190.	Corgi U.S. Equities 100% Structured Buffer ETF - October Series
191.	Corgi U.S. Equities 100% Structured Buffer ETF - September Series
192.	Corgi U.S. Equities 30% Structured Buffer ETF - April Series
193.	Corgi U.S. Equities 30% Structured Buffer ETF - December Series
194.	Corgi U.S. Equities 30% Structured Buffer ETF - February Series
195.	Corgi U.S. Equities 30% Structured Buffer ETF - January Series
196.	Corgi U.S. Equities 30% Structured Buffer ETF - March Series
197.	Corgi U.S. Equities 30% Structured Buffer ETF - November Series
198.	Corgi U.S. Equities 30% Structured Buffer ETF - October Series
199.	Corgi U.S. Equities 30% Structured Buffer ETF - September Series
200.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - April Series
201.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - December Series
202.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - February Series
203.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - January Series
204.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - March Series
205.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - November Series
206.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - October Series
207.	Corgi U.S. Small-Cap 15% Structured Buffer ETF - September Series
208.	Corgi 0-3 Month T-Bill ETF
209.	Corgi 0-5 Year High Yield Corporate Bond ETF
210.	Corgi 1-3 Year Treasury Bond ETF
211.	Corgi 1-5 Year Investment Grade Corporate Bond ETF
212.	Corgi 3-12 Month T-Bill ETF
213.	Corgi 3-7 Year Treasury Bond ETF
214.	Corgi AAPL 2x Daily ETF
215.	Corgi ACHR 2x Daily ETF
216.	Corgi ACLS 2x Daily ETF
217.	Corgi ACMR 2x Daily ETF
218.	Corgi ALAB 2x Daily ETF
219.	Corgi AMAT 2x Daily ETF
220.	Corgi AMD 2x Daily ETF
221.	Corgi AMKR 2x Daily ETF
222.	Corgi AMZN 2x Daily ETF
223.	Corgi APP 2x Daily ETF
224.	Corgi ARM 2x Daily ETF
225.	Corgi ASML 2x Daily ETF
226.	Corgi ASTS 2x Daily ETF
227.	Corgi AVGO 2x Daily ETF
228.	Corgi AXTI 2x Daily ETF
229.	Corgi BABA 2x Daily ETF
230.	Corgi BE 2x Daily ETF
231.	Corgi BMNR 2x Daily ETF
232.	Corgi BRKB 2x Daily ETF
233.	Corgi CAMT 2x Daily ETF
234.	Corgi CART 2x Daily ETF

Exhibit A - 5

235.	Corgi CIFR 2x Daily ETF
236.	Corgi COHR 2x Daily ETF
237.	Corgi COIN 2x Daily ETF
238.	Corgi CRCL 2x Daily ETF
239.	Corgi CRDO 2x Daily ETF
240.	Corgi CRUS 2x Daily ETF
241.	Corgi CRWD 2x Daily ETF
242.	Corgi CRWV 2x Daily ETF
243.	Corgi EOSE 2x Daily ETF
244.	Corgi GEV 2x Daily ETF
245.	Corgi GLXY 2x Daily ETF
246.	Corgi GME 2x Daily ETF
247.	Corgi GOOGL 2x Daily ETF
248.	Corgi HIMS 2x Daily ETF
249.	Corgi HOOD 2x Daily ETF
250.	Corgi INTC 2x Daily ETF
251.	Corgi IONQ 2x Daily ETF
252.	Corgi IREN 2x Daily ETF
253.	Corgi JOBY 2x Daily ETF
254.	Corgi KEYS 2x Daily ETF
255.	Corgi LASR 2x Daily ETF
256.	Corgi LITE 2x Daily ETF
257.	Corgi LRCX 2x Daily ETF
258.	Corgi LRN 2x Daily ETF
259.	Corgi MARA 2x Daily ETF
260.	Corgi META 2x Daily ETF
261.	Corgi MNST 2x Daily ETF
262.	Corgi MPWR 2x Daily ETF
263.	Corgi MRVL 2x Daily ETF
264.	Corgi MSFT 2x Daily ETF
265.	Corgi MSI 2x Daily ETF
266.	Corgi MSTR 2x Daily ETF
267.	Corgi MU 2x Daily ETF
268.	Corgi NBIS 2x Daily ETF
269.	Corgi NFLX 2x Daily ETF
270.	Corgi NOW 2x Daily ETF
271.	Corgi NVDA 2x Daily ETF
272.	Corgi NVO 2x Daily ETF
273.	Corgi NVTS 2x Daily ETF
274.	Corgi OKLO 2x Daily ETF
275.	Corgi ONDS 2x Daily ETF
276.	Corgi ONTO 2x Daily ETF
277.	Corgi ORCL 2x Daily ETF
278.	Corgi PLTR 2x Daily ETF
279.	Corgi QBTS 2x Daily ETF
280.	Corgi RDDT 2x Daily ETF
281.	Corgi RGTI 2x Daily ETF
282.	Corgi RIVN 2x Daily ETF

Exhibit A - 6

283.	Corgi RKLB 2x Daily ETF
284.	Corgi RMBS 2x Daily ETF
285.	Corgi SIMO 2x Daily ETF
286.	Corgi SMCI 2x Daily ETF
287.	Corgi SMR 2x Daily ETF
288.	Corgi SNDK 2x Daily ETF
289.	Corgi SOFI 2x Daily ETF
290.	Corgi TEM 2x Daily ETF
291.	Corgi TER 2x Daily ETF
292.	Corgi TPL 2x Daily ETF
293.	Corgi TSLA 2x Daily ETF
294.	Corgi TSM 2x Daily ETF
295.	Corgi UCTT 2x Daily ETF
296.	Corgi UMC 2x Daily ETF
297.	Corgi UNH 2x Daily ETF
298.	Corgi UPST 2x Daily ETF
299.	Corgi UUUU 2x Daily ETF
300.	Corgi VRT 2x Daily ETF
301.	Corgi WDC 2x Daily ETF
302.	Inside Ownership 100 ETF
303.	Corgi SK hynix 2x Daily ETF
304.	Corgi Samsung 2x Daily ETF
305.	Corgi Kioxia 2x Daily ETF
306.	Corgi Besi 2x Daily ETF
307.	Corgi TEL 2x Daily ETF
308.	Corgi Advantest 2x Daily ETF
309.	Corgi ASM 2x Daily ETF
310.	Corgi MediaTek 2x Daily ETF
311.	Corgi Delta Electronics 2x Daily ETF
312.	Corgi Hyundai 2x Daily ETF
313.	Corgi DISCO 2x Daily ETF
314.	Corgi Lasertec 2x Daily ETF
315.	Corgi Growth & Technology 10% Laddered Buffer ETF
316.	Corgi Growth & Technology 15% Laddered Buffer ETF
317.	Corgi U.S. Equities 10% Laddered Buffer ETF
318.	Corgi U.S. Equities 15% Laddered Buffer ETF
319.	Corgi Emerging Markets Equities 15% Laddered Buffer ETF
320.	Corgi International Developed Equities 15% Laddered Buffer ETF
321.	Corgi U.S. Equities 30% Laddered Buffer ETF
322.	Corgi U.S. Small-Cap 15% Laddered Buffer ETF
323.	Corgi U.S. Equities 100% Laddered Buffer ETF
324.	Corgi MANGOS ETF
325.	Corgi Bloomberg 1000 Dividend Growth ETF
326.	Corgi Bloomberg 2000 Growth ETF
327.	Corgi Bloomberg 2000 Value ETF
328.	Corgi Bloomberg 3000 ETF
329.	Corgi Bloomberg 500 Dividend ETF

Exhibit A - 7

330.	Corgi Bloomberg 500 Equal Weight ETF
331.	Corgi Bloomberg 500 Growth ETF
332.	Corgi Bloomberg 500 Value ETF
333.	Corgi Bloomberg U.S. 100 ETF
334.	Corgi Bloomberg U.S. Mid Cap Dividend ETF
335.	Corgi Bloomberg U.S. Momentum ETF
336.	Corgi Bloomberg U.S. Multifactor ETF
337.	Corgi Bloomberg U.S. Quality ETF
338.	Corgi Money Market ETF
339.	Corgi Bloomberg 2000 ETF
340.	Corgi Bloomberg 500 ETF
341.	Corgi Bloomberg U.S. Low Volatility ETF
342.	Corgi Bloomberg U.S. Mid Cap ETF
343.	Corgi Advanced Packaging ETF
344.	Corgi AI Connectors & Interconnect ETF
345.	Corgi AI Data Center Cooling ETF
346.	Corgi AI Infrastructure Bottlenecks ETF
347.	Corgi AI Infrastructure Outliers ETF
348.	Corgi AI Power & Grid Infrastructure ETF
349.	Corgi Data Center Construction ETF
350.	Corgi HBM ETF
351.	Corgi Neocloud ETF
352.	Corgi Power Semiconductor ETF
353.	Corgi Semiconductor Substrates & Materials ETF
354.	Corgi 800VDC Power ETF
355.	Corgi AI Photonics ETF
356.	Corgi Compound Semiconductor Substrates ETF
357.	Corgi Rare Earths & Critical Minerals ETF
358.	Corgi FTSE 10+ Year IG Corporate Bond ETF
359.	Corgi FTSE 10-20 Year U.S. Treasury Bond ETF
360.	Corgi FTSE 20+ Year U.S. Treasury Bond ETF
361.	Corgi FTSE 5–10 Year IG Corporate Bond ETF
362.	Corgi FTSE 7-10 U.S. Year Treasury Bond ETF
363.	Corgi FTSE Aaa–A Intermediate Corporate Bond ETF
364.	Corgi FTSE BBB Rated Corporate Bond ETF
365.	Corgi FTSE Fallen Angels Bond ETF
366.	Corgi FTSE High Yield Corporate Bond ETF
367.	Corgi FTSE Intermediate Government/Credit Bond ETF
368.	Corgi FTSE U.S. Aggregate Bond ETF
369.	Corgi FTSE U.S. IG Corporate Bond ETF
370.	Corgi FTSE U.S. TIPS Bond ETF
371.	Corgi FTSE U.S. Treasury Bond ETF
372.	Corgi MANGOS 2x Daily ETF
373.	Corgi FTSE California Municipal Bond ETF
374.	Corgi FTSE EM Local Currency Soverign Bond ETF
375.	Corgi FTSE EM USD Corporate Bond ETF
376.	Corgi FTSE EM USD Sovereign Bond ETF
377.	Corgi FTSE International Developed Corporate Bond ETF

Exhibit A - 8

378.	Corgi FTSE International DM Soverign Bond ETF
379.	Corgi FTSE National Municipal Bond ETF
380.	Corgi FTSE New York Municipal Bond ETF
381.	Corgi FTSE Short-Term (National) Municipal Bond ETF
382.	Corgi FTSE U.S. MBS Bond ETF (New)
383.	Corgi AI Training Data ETF
384.	Corgi Autonomous Vehicle ETF
385.	Corgi Co-Packaged Optics ETF
386.	Corgi Edge AI Chip ETF
387.	Corgi Ex-US AI Enablers ETF
388.	Corgi Grid & Electrification ETF
389.	Corgi Large Language Model ETF
390.	Corgi Munificent 7 ETF
391.	Corgi Ratings & Exchanges ETF
392.	Corgi Robotics Enablers ETF
393.	Corgi Semiconductor Foundry & Capex Cycle ETF
394.	Corgi Semiconductor Process Materials ETF
395.	Corgi Sensing & Perception ETF
396.	Corgi Specialty Semiconductor Equipment ETF
397.	Corgi Transport Tollbooth ETF
398.	Corgi Water Technology ETF
399.	Corgi Bloomberg Free Cash Flow ETF
400.	Corgi Bloomberg Gold Miners ETF
401.	Corgi Bloomberg Micro-Cap ETF
402.	Corgi Bloomberg U.S. Biotech ETF
403.	Corgi Bloomberg U.S. Communication Services ETF
404.	Corgi Bloomberg U.S. Consumer Discretionary ETF
405.	Corgi Bloomberg U.S. Consumer Staples ETF
406.	Corgi Bloomberg U.S. Energy ETF
407.	Corgi Bloomberg U.S. Financials ETF
408.	Corgi Bloomberg U.S. Health Care ETF
409.	Corgi Bloomberg U.S. Homebuilders ETF
410.	Corgi Bloomberg U.S. Industrials ETF
411.	Corgi Bloomberg U.S. Infrastructure Development ETF
412.	Corgi Bloomberg U.S. Real Estate ETF
413.	Corgi Bloomberg U.S. REIT ETF
414.	Corgi Bloomberg U.S. Semiconductor ETF
415.	Corgi AI Data Storage ETF
416.	Corgi AI Memory Buildout ETF
417.	Corgi AI Networking & Signal Integrity ETF
418.	Corgi Asia AI Supply Chain ETF
419.	Corgi Capacitor ETF
420.	Corgi Circuit Board ETF
421.	Corgi Custom AI Silicon ETF
422.	Corgi Korean Robotics ETF
423.	Corgi Memory ETF
424.	Corgi Bloomberg Netherlands ETF
425.	Corgi Bloomberg Australia ETF

Exhibit A - 9

426.	Corgi Bloomberg Austria ETF
427.	Corgi Bloomberg Belgium ETF
428.	Corgi Bloomberg Canada ETF
429.	Corgi Bloomberg Denmark ETF
430.	Corgi Bloomberg Europe ETF
431.	Corgi Bloomberg Finland ETF
432.	Corgi Bloomberg France ETF
433.	Corgi Bloomberg Germany ETF
434.	Corgi Bloomberg Ireland ETF
435.	Corgi Bloomberg Italy ETF
436.	Corgi Bloomberg Japan ETF
437.	Corgi Bloomberg New Zealand ETF
438.	Corgi Bloomberg Norway ETF
439.	Corgi Bloomberg South Africa ETF
440.	Corgi Bloomberg Spain ETF
441.	Corgi Bloomberg Sweden ETF
442.	Corgi Bloomberg Switzerland ETF
443.	Corgi Bloomberg United Kingdom ETF
444.	Corgi Bloomberg International Momentum ETF
445.	Corgi Bloomberg International Multifactor ETF
446.	Corgi Bloomberg International Quality ETF
447.	Corgi Bloomberg International Small Cap ETF
448.	Corgi Bloomberg International Value ETF
449.	Corgi Bloomberg International Developed ETF
450.	Corgi Bloomberg International Growth ETF
451.	Corgi Bloomberg International Min Vol ETF
452.	Corgi VICR 2x Daily ETF
453.	Corgi ADEA 2x Daily ETF
454.	Corgi LFTO 2x Daily ETF
455.	Corgi SEDG 2x Daily ETF
456.	Corgi MXL 2x Daily ETF
457.	Corgi SWMR 2x Daily ETF
458.	Corgi ADI 2x Daily ETF
459.	Corgi AEHR 2x Daily ETF
460.	Corgi AEVA 2x Daily ETF
461.	Corgi AOSL 2x Daily ETF
462.	Corgi COHU 2x Daily ETF
463.	Corgi ERIC 2x Daily ETF
464.	Corgi EROC 2x Daily ETF
465.	Corgi FLEX 2x Daily ETF
466.	Corgi FORM 2x Daily ETF
467.	Corgi GRAL 2x Daily ETF
468.	Corgi HIMX 2x Daily ETF
469.	Corgi HLIT 2x Daily ETF
470.	Corgi HYLN 2x Daily ETF
471.	Corgi MX 2x Daily ETF
472.	Corgi PENG 2x Daily ETF
473.	Corgi POWI 2x Daily ETF

Exhibit A - 10

474.	Corgi QNT 2x Daily ETF
475.	Corgi SMTC 2x Daily ETF
476.	Corgi STM 2x Daily ETF
477.	Corgi UMAC 2x Daily ETF
478.	Corgi VPG 2x Daily ETF
479.	Corgi WOLF 2x Daily ETF
480.	Corgi DELL 2x Daily ETF
481.	Corgi EME 2x Daily ETF
482.	Corgi FISN 2x Daily ETF
483.	Corgi INIO 2x Daily ETF
484.	Corgi JBL 2x Daily ETF
485.	Corgi OUST 2x Daily ETF
486.	Corgi TE 2x Daily ETF
487.	Corgi TRGP 2x Daily ETF
488.	Corgi ADTN 2x Daily ETF
489.	Corgi AADX 2x Daily ETF
490.	Corgi AMPG 2x Daily ETF
491.	Corgi BB 2x Daily ETF
492.	Corgi CGNX 2x Daily ETF
493.	Corgi RXT 2x Daily ETF
494.	Corgi Bloomberg Chile ETF
495.	Corgi Bloomberg China ETF
496.	Corgi Bloomberg EM Multifactor ETF
497.	Corgi Bloomberg Indonesia ETF
498.	Corgi Bloomberg East Asia ETF
499.	Corgi Bloomberg Peru ETF
500.	Corgi Bloomberg Saudi Arabia ETF
501.	Corgi Bloomberg Thailand ETF
502.	Corgi FTSE CMBS Bond ETF
503.	Corgi AI Data Storage 2x Daily ETF
504.	Corgi AI Infrastructure Bottlenecks 2x Daily ETF
505.	Corgi AI Memory Buildout 2x Daily ETF
506.	Corgi Bloomberg Aerospace & Defense ETF
507.	Corgi Bloomberg All Country ETF
508.	Corgi Bloomberg All World ex-US ETF
509.	Corgi Bloomberg APAC ETF
510.	Corgi Advanced Packaging 2x Daily ETF
511.	Corgi AI Connectors & Interconnect 2x Daily ETF
512.	Corgi AI Data Center Cooling 2x Daily ETF
513.	Corgi AI Networking & Signal Integrity 2x Daily ETF
514.	Corgi AI Photonics 2x Daily ETF
515.	Corgi AI Training Data 2x Daily ETF
516.	Corgi Anthropic 2x Daily ETF
517.	Corgi Asia AI Supply Chain 2x Daily ETF
518.	Corgi Bloomberg Brazil ETF
519.	Corgi Bloomberg Emerging Markets ETF
520.	Corgi Bloomberg Kuwait ETF
521.	Corgi Bloomberg UAE ETF

Exhibit A - 11

522.	Corgi Capacitor 2x Daily ETF
523.	Corgi Data Center Construction 2x Daily ETF
524.	Corgi Ex-US AI Enablers 2x Daily ETF
525.	Corgi FTSE Taxable Municipal Bond ETF
526.	Corgi Korean Robotics 2x Daily ETF
527.	Corgi Power Semiconductor 2x Daily ETF
528.	Corgi Transport Tollbooth 2x Daily ETF
529.	Corgi 800VDC Power 2x Daily ETF
530.	Corgi AI Infrastructure Outliers 2x Daily ETF
531.	Corgi AI Power & Grid Infrastructure 2x Daily ETF
532.	Corgi Autonomous Vehicle 2x Daily ETF
533.	Corgi Bloomberg Asia ex-China ETF
534.	Corgi Bloomberg Asia ex-Japan ETF
535.	Corgi Bloomberg Colombia ETF
536.	Corgi Bloomberg EM ex-China ETF
537.	Corgi Bloomberg EM Growth ETF
538.	Corgi Bloomberg EM Min Vol ETF
539.	Corgi Bloomberg EM Momentum ETF
540.	Corgi Bloomberg EM Quality ETF
541.	Corgi Bloomberg EM Small Cap ETF
542.	Corgi Bloomberg EM Value ETF
543.	Corgi Bloomberg Emerging APAC ETF
544.	Corgi Bloomberg Global Dividend ETF
545.	Corgi Bloomberg Global Infrastructure ETF
546.	Corgi Bloomberg Greece ETF
547.	Corgi Bloomberg Hong Kong ETF
548.	Corgi Bloomberg India ETF
549.	Corgi Bloomberg Israel ETF
550.	Corgi Bloomberg Latin America ETF
551.	Corgi Bloomberg Malaysia ETF
552.	Corgi Bloomberg Mexico ETF
553.	Corgi Bloomberg Philippines ETF
554.	Corgi Bloomberg Poland ETF
555.	Corgi Bloomberg Qatar ETF
556.	Corgi Bloomberg Singapore ETF
557.	Corgi Bloomberg South Korea ETF
558.	Corgi Bloomberg Taiwan ETF
559.	Corgi Bloomberg Turkey ETF
560.	Corgi Buyout Replication ETF
561.	Corgi Circuit Board 2x Daily ETF
562.	Corgi Compound Semiconductor Substrates 2x Daily ETF
563.	Corgi Co-Packaged Optics 2x Daily ETF
564.	Corgi Custom AI Silicon 2x Daily ETF
565.	Corgi Edge AI Chip 2x Daily ETF
566.	Corgi FTSE Agency Bond ETF
567.	Corgi FTSE High Yield Municipal Bond ETF
568.	Corgi FTSE Municipal Infrastructure Bond ETF
569.	Corgi Grid & Electrification 2x Daily ETF

Exhibit A - 12

570.	Corgi HBM 2x Daily ETF
571.	Corgi Large Language Model 2x Daily ETF
572.	Corgi Memory 2x Daily ETF
573.	Corgi Munificent 7 2x Daily ETF
574.	Corgi Neocloud 2x Daily ETF
575.	Corgi Rare Earths & Critical Minerals 2x Daily ETF
576.	Corgi Ratings & Exchanges 2x Daily ETF
577.	Corgi Robotics Enablers 2x Daily ETF
578.	Corgi Semiconductor Design & IP 2x Daily ETF
579.	Corgi Semiconductor Foundry & Capex Cycle 2x Daily ETF
580.	Corgi Semiconductor Process Materials 2x Daily ETF
581.	Corgi Semiconductor Substrates & Materials 2x Daily ETF
582.	Corgi Senior Loan ETF
583.	Corgi Sensing & Perception 2x Daily ETF
584.	Corgi Specialty Semiconductor Equipment 2x Daily ETF
585.	Corgi Water Technology 2x Daily ETF

Exhibit A - 13